Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions Disclosure [Text Block]
16. Related-Party Transactions

The Company is a party to agreements to lease office space and parking lots from an entity majority owned by its Chief Executive Officer. Rent expense and payments to this entity were $555, $660 and $856 for 2009, 2010 and 2011, respectively. The Company did not owe this entity any amounts as of December 31, 2010 and 2011.

At December 31, 2010, the lenders of the Company’s senior debt owned 429,048 shares of the Company’s common stock, respectively. At December 31, 2010, the lenders of the Company’s subordinated debt owned 279,408 shares of the Company’s common stock. Substantially all interest expense in 2011, 2010, and 2009 was a result of financing arrangements with these related parties. The outstanding balance of the senior debt and related accrued interest were paid in full during the year ended December 31, 2011.

In February 2009, the Company entered into a relationship with a vendor which provides email and transcription services. The vendor’s president and primary owner is an immediate family member of one of the Company’s officers. During 2010 and 2011, the Company paid $163 and $474, respectively, to this vendor for services provided. No formal contract exists between the Company and the vendor.

At December 31, 2010, the Company was owed approximately $64 by one of its stockholders. This amount was related to certain taxes incurred by the Company on behalf of the stockholder and is included in related-party receivables. The full amount was repaid in January 2011. There were no amounts receivable from stockholders as of December 31, 2011.